Supplement dated June 16, 2011
to the Prospectus for Principal Variable Contracts Funds, Inc.
dated May 1, 2011

(Not all Accounts are offered in all variable annuity and variable life insurance contracts.)

This supplement updates information currently in the Prospectus. Retain this supplement with the
Prospectus.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

In the table, delete the row labeled “Securities Lending Risk” and related explanatory text.